Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by YouthStream Media Networks, Inc. (the ‘‘Company’’) of its Quarterly Report on Form 10-QSB/A for the quarterly period ended June 30, 2005 (the ‘‘Quarterly Report’’) with the Securities and Exchange Commission, I, Robert N. Weingarten, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)   The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2006	/s/ ROBERT N. WEINGARTEN Robert N. Weingarten Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.